Goodwill	12 Months Ended
Dec. 31, 2014
Goodwill [Abstract]
Goodwill
Goodwill

Changes in goodwill during the years ended December 31, 2014 and 2013 are summarized as follows (in millions):

	IFS	GFS	Total
Balance, December 31, 2012	$6,596.0	$1,785.5	$8,381.5
Goodwill acquired during 2013	115.7	2.8	118.5
Purchase price and foreign currency adjustments	(0.1)	0.1	—
Balance, December 31, 2013	6,711.6	1,788.4	8,500.0
Goodwill acquired during 2014	74.2	329.8	404.0
Purchase price and foreign currency adjustments	—	(26.4)	(26.4)
Balance, December 31, 2014	$6,785.8	$2,091.8	$8,877.6

In performing the step zero qualitative analysis for 2014, examining those factors most likely to affect our valuations, we concluded that it remained more likely than not that the fair value of each of our reporting units continued to exceed their carrying amounts. As a result, no reporting units were at risk of impairment as of the September 30, 2014 measurement date (see Note 2 (g)). In conjunction with the change in reportable segments, we updated our procedures for 2014. We reallocated goodwill to the new reportable segments based on relative fair values as of January 1, 2015 and performed a step one quantitative analysis for impairment. Based upon the results of this test, there were no indications of impairment for any of our reporting units.